EXHIBIT 10.19

                              EMPLOYMENT AGREEMENT


     THE EMPLOYMENT AGREEMENT (this "Agreement"), dated as of January 5, 2004, is entered into by and between THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the "Company"), with offices at 7300 College Boulevard, Overland Park, Kansas 66210, and RICHARD P. NESPOLA, an individual ("Employee"), principally employed at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.

                                    RECITALS

     The Company wishes to obtain the services of Employee and Employee wishes to perform such services on the terms and conditions contained herein.

     Therefore, the parties hereby agree as follows:

     1. EMPLOYMENT. Subject to the terms and conditions of this Agreement, effective as of January 5, 2004 (the "Effective Date"), the Company hereby continues to employ Employee as Chairman, President and Chief Executive Officer of the Company to perform the duties described in Section 4 hereof.

     2. TERM. The term of this Agreement shall begin on the Effective Date and will continue until the first anniversary thereof. On the first anniversary of the Effective Date and each anniversary thereafter, the term of this Agreement shall be automatically extended for an additional twelve (12) months unless either party otherwise elects by notice in writing delivered to the other by at least ninety (90) days prior thereto. The term of this Agreement shall be subject to earlier termination pursuant to the provisions of Section 7 or 8 hereof. The period from the Effective Date until the date of termination of employment pursuant to this Agreement is herein referred to as the "Term."

     3. COMPENSATION.

          3.1 SALARY. Subject to the adjustment provisions herein, Employee shall be paid $21,826.92 in biweekly installments based upon an annual base salary of $567,000. For each fiscal year of the Term commencing on or after January 1, 2005, Employee's annual base salary for such fiscal year may be increased or decreased by such amounts as determined by the Board of Directors of the Company, provided, however, that in no event shall the Board of Directors decrease Employee's annual base salary below $567,000. Amounts paid pursuant to this Section 3 are hereinafter referred to as "Base Salary."

          3.2 BONUS. In addition to Employee's Base Salary and subject to such deductions as are required by law, Employee shall be entitled to receive a bonus ("Bonus") to be paid as provided in this Section 3.2. With respect to each fiscal year during the Term commencing with the fiscal year ending December 31, 2004, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") shall establish reasonable performance criteria to be achieved as a condition to Employee becoming entitled to the Bonus. The relevant performance criteria shall be based on overall Company performance and shall be determined in the sole discretion of the Compensation Committee after consultation with Employee. Employee's annual target Bonus during the Term shall be not less than fifty percent (50%) of his Base Salary.

          3.3 OTHER COMPENSATION. As a part of Employee's compensation package, the Board of Directors of the Company shall periodically (and in any event, annually) review Employee's compensation and consider such modifications as may be appropriate for the Chairman, President and Chief Executive Officer of the Company.

     4. DUTIES. Employee shall, during the term hereof, be an officer of the Company and have the title of Chairman, President and Chief Executive Officer of the Company, and shall perform such duties as and have such authority as are customary and usual for such position and as may be directed by the Board of Directors of the Company. The Company shall take such action as is necessary to nominate Employee to the Board of Directors of the Company at each relevant election during the Term. Without limiting the generality of the foregoing:

          4.1 FULL TIME. Employee shall devote Employee's full working time to the business of the Company and shall, in accordance with the highest professional standards, seek to maximize the financial success of the Company's business and to optimize the goodwill and reputation of the Company within its industry and with its customers. During the term of this Agreement, Employee agrees that he will not become involved in the active ownership or management of any business enterprise that will interfere with the performance of his duties hereunder. Employee further warrants that he will not engage, directly or indirectly, in any other business activity
     (whether or not pursued for pecuniary advantage) that is or may be in conflict with or that might place him in a conflicting position to that of the Company. So that the Company may be aware of the extent of any other demands upon Employee's time and attention, Employee shall disclose in confidence to the Company the nature and scope of any other business activity in which he is or becomes engaged during his employment with the Company. Employee also warrants that he is not a party to any valid or binding agreement or legal relationship whose performance or execution would interfere with the performance of his duties under this Agreement. Employee may serve as a director of other corporations or entities with the prior approval of the Board of Directors, which approval will not be unreasonably withheld. Employee may participate in civic and charitable events and manage his personal affairs, provided that such activities do not unreasonably interfere with his Company-related duties.

          4.2 REPORTING. Employee shall report to the Board of Directors of the Company.

     5. EXPENSES. Employee will be authorized to incur reasonable and necessary expenses in connection with the discharge of Employee's duties and in promoting the business of the Company. The Company will reimburse Employee for all such reasonable and necessary expenses in accordance with its expense reimbursement policy and upon presentation of a properly itemized account of such expenditures, setting forth the business reasons for such expenditures.

     6. OTHER BENEFITS; VACATION. Except as otherwise set forth herein, Employee shall be entitled to paid vacation and the other fringe benefits as set forth below.

          6.1 ANNUAL ACCRUAL OF VACATION. Employee shall be entitled to six (6) weeks paid vacation for each year of service under this Agreement, during which time Employee's compensation shall be paid in full. On the first day of the term of this Agreement, and on each anniversary date during the term of this Agreement, Employee shall earn the six (6) weeks of paid vacation time. Employee may accumulate vacation time to a maximum of six (6) weeks and may carry such accumulated (earned and unused) vacation time from one year of service to another of service, subject to such maximum. At the end of each year of service during the term of this Agreement, Employee shall have the option to require the Company to pay to Employee an amount for any part or all of the Employee's earned and unused vacation time. Upon termination of employment, the Company shall purchase any earned and unused vacation time up to the maximum carry-over vacation time of six (6) weeks.

          6.2 FRINGE BENEFITS. Employee shall be entitled to use of an automobile of his choice provided by the Company with all operating expenses paid by the Company, and shall receive such pension, profit sharing and fringe benefits such as hospitalization, medical, life and other insurance benefits, vacation, sick pay and short-term disability as the Board of Directors of the Company may, from time to time, determine to provide for the key executives of the Company. Employee shall be provided a health club membership (and dues), including initiation fees, for a club of his choice. Employee shall be entitled to (i) executive health benefits providing for annual physicals and supplementary medical coverage consistent with his status as Chairman, President and Chief Executive Officer, including an annual executive physical at the Mayo Clinic (or similar type physical) and may submit to the Board of Directors other executive plans, and (ii) reimbursement for estate and financial planning services in an amount not to exceed $10,000 per year. The Company shall also reimburse Employee's home business expenses consistent with past Company practice. The benefits described in this Section 6.2 are collectively referred to herein as "Fringe Benefits."

     7. TERMINATION BY THE COMPANY DUE TO DEATH, DISABILITY OR CAUSE.

          7.1 DEATH. In the event of Employee's death during the Term, this Agreement and the employment of Employee hereunder shall terminate automatically as of the date of death, except that Sections 10, 11, 12, 13, 14 and 15 shall survive such termination. In the event of termination pursuant to this Section 7.1, the Company shall not be under any further obligation to Employee hereunder except to (a) promptly pay Employee's estate (i) Base Salary accrued and payable up to the date of termination;
     (ii) any unpaid Bonus earned with respect to any calendar quarter ending on or preceding the date of termination; (iii) accrued but unpaid vacation;
     (iv) reimbursement for expenses accrued and payable under Section 5 hereof;
     (v) all other vested accrued benefits to which Employee is entitled under applicable Company plans, programs, policies and arrangements (subsections
     (i) through (v), collectively, "Accrued Obligations"); (vi) $283,500 or, if higher, the target Bonus in effect for the fiscal year in which occurs Employee's termination of employment, multiplied by a fraction, the numerator being the number of days in the current fiscal year in which Employee was employed by the Company through the date of termination and the denominator being 365; and (vii) death benefits payable under any Company-sponsored life insurance or other plans, if any, and (b) continue Fringe Benefits for the benefit of Employee's surviving spouse and eligible dependents for a period of six (6) months from the date of termination.

          7.2 DISABILITY. In the event of Employee's Disability (as hereinafter defined) for six (6) consecutive calendar months of the Term, the Company shall have the right, by written notice to Employee, to terminate this Agreement and the employment of Employee hereunder as of the date of such notice, except that Sections 10, 11, 12, 13, 14 and 15 shall survive such termination. "Disability" for the purposes of this Agreement shall mean Employee's physical or mental disability so as to render Employee substantially incapable of carrying out Employee's duties under this Agreement as determined by an independent doctor jointly selected by the Company and Employee. In the event of termination pursuant to this Section 7.2, the Company shall not be under any further obligation to Employee hereunder except to (a) promptly pay Employee (i) his Accrued Obligations;
     (ii) $283,500 or, if higher, the target Bonus in effect for the fiscal year in which occurs Employee's termination of employment, multiplied by a fraction, the numerator being the number of days in the current fiscal year in which Employee was employed by the Company through the date of termination and the denominator being 365; and (iii) disability benefits under any Company-sponsored disability plan, if any, and (b) continue Fringe Benefits for the benefit of Employee, Employee's spouse and eligible dependents for a period of six (6) months from the date of termination.

          7.3 CAUSE. The Company shall have the right to discharge Employee and terminate this Agreement for Cause (as hereinafter defined) during the Term by written notice to Employee and this Agreement shall be deemed terminated as of the date of such notice, except that Sections 10, 11, 12, 13, 14 and 15 shall survive such termination. For the purpose of this Agreement, "Cause" shall mean (a) conviction of, or a plea of nolo contendere to, a felony, (b) gross neglect, gross misconduct or gross failure in the carrying out of Employee's duties in accordance with Section 4 hereof, (c) the engaging by Employee in a material act or acts of dishonesty affecting the Company, any affiliate or any client of the Company, or (d) drunkenness or the illegal use of drugs by Employee materially interfering with performance of Employee's obligations under this Agreement. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by the Board of Directors then in office at a meeting of the Board of Directors called and held for such purpose (after reasonable notice to Employee and an opportunity for Employee, together with his counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, Employee had committed an act set forth above. In the event of a termination pursuant to this Section 7.3, the Company shall not be under any further obligation to Employee hereunder, except to promptly pay Employee his Accrued Obligations.

          7.4 TERMINATION BY THE COMPANY OTHER THAN DUE TO DEATH, DISABILITY OR CAUSE. This Agreement and the employment of Employee hereunder may be terminated by the Company other than due to death, Disability or Cause by giving thirty (30) days' prior written notice to the Employee at any time, during the Term and such termination shall be effective as of the date of termination stated in such notice, except that Sections 10, 11, 12, 13, 14 and 15 shall survive such termination. In the event of a termination pursuant to this Section 7.4, the Company shall not be under any further obligation to Employee hereunder, except to (a) promptly pay Employee his Accrued Obligations, and (b) pay Employee the Severance Benefits (as defined below) pursuant to Section 7.5.

          7.5 SEVERANCE BENEFITS. "Severance Benefits" shall mean, for purposes of this Agreement, (a) a lump sum payment equal to one and one-half times the sum of Employee's Base Salary and Average Bonus, (b) continuation of Employee's medical and dental benefits for a period of eighteen (18) full calendar months from the date of termination, subject to payment by Employee of any premiums normally required of any similarly situated active employee, (c) purchase the existing lease on Employee's automobile and assign such automobile to Employee without cost to Employee, and (d) $283,500 or if, higher, the target Bonus in effect for the fiscal year in which occurs Employee's termination of employment, multiplied by a fraction, the numerator being the number of days in the current fiscal year in which Employee was employed by the Company through the date of termination and the denominator being 365. "Average Bonus" for this purpose shall mean the average of the Bonus under Section 3.2 which was received by (or awarded to) Employee for the three (3) fiscal years preceding the fiscal year in which the Employee's termination occurs (including cash and any cash equivalent such as Company equity taken in lieu of a cash bonus and any portion of a bonus which Employee elects to defer receipt of).

     8. TERMINATION BY EMPLOYEE. Employee shall have the right to terminate Employee's employment under this Agreement by giving thirty (30) days prior written notice to the Company at any time, and such termination shall be effective as of the date of termination stated in such notice, except that Sections 10, 11, 12, 13, 14 and 15, shall survive such termination.

          8.1 TERMINATION OTHER THAN FOR CONSTRUCTIVE TERMINATION. In the event Employee terminates employment under this Section 8, the Company shall not be under any further obligation to Employee hereunder, except to promptly pay Employee his Accrued Obligations.

          8.2 CONSTRUCTIVE TERMINATION. Notwithstanding anything in this Agreement to the contrary, a termination will be deemed to have occurred pursuant to this Section 8 if there should occur the following ("Constructive Termination"):

               (a)  a  substantial  diminution  in  title,   position,   duties,
          responsibilities or any change in reporting line, unless Employee consents in writing to such change,

               (b) a reduction, without Employee's written consent or except as expressly permitted by this Agreement, in Employee's Base Salary and Bonus opportunity,

               (c) a relocation of his principal place of employment by more than fifty (50) miles without Employee's consent, or

               (d) the failure by the Company to obtain an express written agreement from any successor to assume and agree to perform this Agreement.

In the event Employee terminates his employment due to a Constructive Termination, the Company shall not be under any further obligation to Employee hereunder, except to pay Employee (a) within thirty (30) days of such termination his Accrued Obligations, and (b) Severance Benefits pursuant to
Section 7.5.

     9. CHANGE IN CONTROL BENEFITS. Should there occur a Change in Control (as defined below), then the following provisions shall become applicable:

          9.1 During the period (if any) following a Change in Control that Employee shall continue to provide services under this Agreement, then the terms and provisions of this Agreement shall continue in full force and effect.

          9.2 Notwithstanding any other provision of Sections 7 or 8, in the event of (a) a termination by the Company pursuant to Section 7.4 at any time within twelve (12) months after a Change in Control or (b) a Constructive Termination by the Company pursuant to Section 8.2 at any time within twelve (12) months after a Change in Control or (c) a material reduction in Employee's line of reporting responsibility solely by virtue of the Company being acquired and made part of a larger entity where the Employee's line of reporting responsibility is not comparable to those of other executives of the acquiring entity who are the senior managers of the acquiring entity's subsidiaries, divisions or other major operating units, the Company shall (x) pay Employee within thirty (30) days of such event his Accrued Benefits, (y) pay Employee Severance Benefits pursuant to
     Section 7.5, and (z) pay $500,000 to a charitable organization designated in writing by Employee within thirty (30) days of such event.

For purposes of this Section 9, a Change in Control shall mean the occurrence of any one of the following events:

          (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act (the "Act") (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

          (iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than 60 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

          (iv) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

          (v) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any person, entity or group of persons acting in concert.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change in Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

     10. CONFIDENTIALITY. Employee agrees that during and after the Term any confidential information concerning the Company or its business or any Affiliates of the Company (including, without limitation, trade secrets, plans, processes, customer lists, contracts and compilations of information, records and specifications) which comes to Employee in the course of Employee's employment and which is not (independent of disclosure by Employee) public knowledge or general knowledge in the trade, shall remain confidential and, except as required by legal process, may not be used or made available for any purpose except as necessary in the performance of Employees duties hereunder. Employee agrees that, upon termination of Employee's employment hereunder, Employee will promptly deliver to the Company all materials constituting confidential information (including all copies thereof) that are in the possession of, or under the control of, the Employee, and Employee will not make or retain any copies or extracts of such materials.

     11. REMEDIES.

          11.1 Nothing herein contained is intended to waive or diminish any rights the Company or Employee may have at law or in equity at any time to protect and defend its legitimate property interests including its business relationship with third parties, the foregoing provisions being intended to be in addition to and not in derogation or limitation of any other rights the Company or Employee may have at law or in equity.

          11.2 A breach by Employee of the provisions of Section 10 of this Agreement may cause the Company irreparable injury and damage. Employee therefore agrees that damages may be an inadequate remedy and the Company shall be entitled to seek injunctive and/or other equitable relief to prevent any breach of Section 10 of this Agreement and to secure its enforcement.

     12. EMPLOYEE FOR HIRE. In addition to Employee's services, the Company shall own forever and throughout the world (exclusively during the current and renewed or extended term of copyright anywhere in the world and thereafter, non-exclusively) all rights of any kind or nature now or hereafter known in and to all of the products of Employee's services performed under this Agreement in any capacity and any and all parts thereof, including, without limitation, copyright, patent and all other property or proprietary rights in or to any ideas, concepts, designs, drawings, plans, prototypes or any other similar creative works and to the product of any or all of such services under this Agreement ("Inventions"), Employee acknowledging and agreeing that for copyright purposes, Employee is performing services as the Company's employee-for-hire; provided, however, that such term shall not include Inventions that do not relate to the Company's current business or research and development and were developed without use of any Company trade secret information or Company facilities or equipment. Without limiting the generality of the previous sentence, Employee acknowledges and agrees that all memoranda, notes, records and other documents made or compiled by Employee or made available to Employee during the Term of this Agreement concerning the Company business shall be the Company's property and shall be delivered by Employee to the Company upon termination of this Agreement or at any other time at the Company's request. In addition, Employee hereby agrees to assign to Company in writing (and take any and all other actions as shall be reasonably requested by Company in order to carry out the intent of this Section) any and all rights, title or interest of Employee in any such copyrights, patents, property or proprietary rights relating to such Inventions.

     13. NO MITIGATION. The Company agrees that, if Employee's employment by the Company is terminated during the Term of this Agreement, Employee is not required to seek other employment or to attempt in any way to reduce any amounts payable to Employee by the Company pursuant to Sections 7.5, 8.2 and 9.2 hereof. Further, the amount of any payment provided for in this Agreement shall not be reduced by any compensation earned by Employee as the result of employment by another employer.

     14. INDEMNIFICATION. The Company hereby agrees to indemnify Employee and hold him harmless to the fullest extent permitted by law and under the by-laws of the Company against and in respect to any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney's fees), losses and damages resulting from Employee's good faith performance of his duties and obligations with the Company.

     15. LIABILITY INSURANCE. The Company shall cover Employee under directors and officers liability insurance both during and, while potential liability exists, after the Term of this Agreement in the same amount and to the same extent the Company covers its other active officers and directors.

     16. NOTICES. Any notices pertaining to this Agreement shall be addressed to the parties at their addresses stated on the first page hereof. All notices shall be in writing and shall be deemed duly given if personally delivered or sent by registered or certified mail, overnight or express mail. If sent by registered or certified mail, notice shall be deemed to have been received and effective five days after mailing; if by overnight or express mail, notice shall be deemed received the next business day after being sent. Any party may change its address for notice hereunder by giving notice of such change in the manner provided herein.

     17. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties respecting the subject matter contained herein. No modification of any provision hereof shall be effective except by a written agreement signed by all of the parties hereto.

     18. GOVERNING LAW. This Agreement shall be construed under and be governed in all respects by the laws of the State of Delaware, without giving effect to the conflict of laws principles of such State.

     19. ARBITRATION.

          (a) It is understood and agreed between the parties hereto that, except with respect to claims for workers' compensation or unemployment compensation benefits, any and all claims, grievances, demands, controversies, causes of action or disputes of any nature whatsoever (including but not limited to tort and contract claims, and claims upon any law, statute, order, or regulation) (hereinafter "Claims"), arising out, in connection with, or in relation to (i) this Agreement, (ii) questions of arbitrability under this Agreement, or (iii) any relationship between Employee and the Company before, at the time of entering, during the term of, upon or after expiration or termination of this Agreement, shall be resolved by final, binding, nonjudicial arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association ("AAA"), which rules are incorporated herein by reference. Such dispute resolution process shall be confidential and shall be conducted in accordance with the Kansas Rules of Evidence.

          (b) Notwithstanding any contrary provision that may be contained in the applicable AAA rules, the parties hereby agree that discovery shall be permitted in connection with any arbitration pursuant to this Agreement, in accordance with the provisions of the Delaware Code of Civil Procedure. Neither party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this
     Section 19(b). The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the State of Delaware, or federal law, or both, as applicable. The arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under Delaware law. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Such award may include attorneys' fees and costs to the prevailing party. Judgment upon the award may be entered in any court having jurisdiction thereof.

          (c) Adherence to this dispute resolution process shall not limit the Company's right to obtain any provisional remedy, including but without limitation, injunctive or similar relief, from any court of competent jurisdiction in the event of a breach of Section 10 of this Agreement. This dispute resolution process shall survive the termination of Employee's employment.

          (d) In the event that any party shall bring an action in connection with the performance , breach or interpretation hereof, then the prevailing party in such action as determined by the court or other body having jurisdiction shall be entitled to recover from the losing party in such action as determined by the court or either body having jurisdiction, all reasonable costs and expense of litigation or arbitration, including reasonable attorney's fees, court costs, costs of investigation and other costs reasonably related to such proceeding.

          (e) By signing this Agreement, both Employee and the Company are giving up their respective right to a jury trial.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

                                             THE COMPANY:

                                             THE MANAGEMENT NETWORK GROUP, INC.,
                                             a Delaware corporation



                                             By:
                                                --------------------------------
                                                   Title:

                                             EMPLOYEE:


                                             -----------------------------------
                                             RICHARD P. NESPOLA